Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Vident Core U.S. Bond Strategy ETF (VBND)
(the “Fund”)
July 29, 2022
Supplement to the Statement of Additional Information (“SAI”) dated December 31, 2021, as previously supplemented
Effective August 1, 2022, the following replaces the second and third sentences of the third paragraph of the section entitled “Purchase and Redemption of Shares in Creation Units– Procedures for Purchase of Creation Units” on pages 30–31 of the Fund’s SAI.
With respect to the U.S. Equity Fund and U.S. Bond Fund, the order cut-off time for orders to purchase Creation Units is 4:00 p.m. Eastern time and 1:00 p.m. Eastern time, respectively, which time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time and 1:00 p.m. Eastern time for the U.S. Equity Fund and U.S. Bond Fund, respectively, or such earlier time as may be designated by the applicable Fund and disclosed to Authorized Participants.
Also effective August 1, 2022, the following replaces the second sentence of the first paragraph of the section entitled “Purchase and Redemption of Shares in Creation Units– Procedures for Redemption of Creation Units” on pages 33–34 of the Fund’s SAI.
Orders to redeem Creation Units of the U.S. Equity Fund or U.S. Bond Fund must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time and 1:00 p.m. Eastern Time, respectively.
Please retain this Supplement with your SAI for future reference.